Exhibit 1


                            AGREEMENT OF JOINT FILING


Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $.001 par value per share, of Collectors Universe, Inc., a Delaware corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated:  as of October 21, 2004

                    WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                    By:Wynnefield Capital Management, LLC,
                                General Partner

                                By: /s/Nelson Obus
                                    --------------------------------------------
                                         Nelson Obus, Managing Member

                    WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                    By:Wynnefield Capital Management, LLC,
                                General Partner

                                By: /s/Nelson Obus
                                    --------------------------------------------
                                         Nelson Obus, Managing Member

                    WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                    By:Wynnefield Capital, Inc.

                                By: /s/Nelson Obus
                                    --------------------------------------------
                                         Nelson Obus, President

                    WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                By: /s/Nelson Obus
                                    --------------------------------------------
                                         Nelson Obus, Managing Member

                    WYNNEFIELD CAPITAL, INC.

                                By: /s/Nelson Obus
                                    --------------------------------------------
                                         Nelson Obus, President

                    SHANNON RIVER PARTNERS, L.P.

                    By: Shannon River Capital Management, LLC,
                                        General Partner

                                By:/s/Spencer Waxman
                                    --------------------------------------------
                                         Spencer Waxman, Managing Member

                    SHANNON RIVER PARTNERS II, L.P.

                    By: Shannon River Capital Management, LLC,
                                        General Partner

                                By:/s/Spencer Waxman
                                    --------------------------------------------
                                         Spencer Waxman, Managing Member

                    SHANNON RIVER CAPITAL MANAGEMENT, LLC

                                By:/s/Spencer Waxman
                                    --------------------------------------------
                                         Spencer Waxman, Managing Member